                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 14, 1999
                Date of Report (Date of earliest event reported)


                         Global TeleSystems Group, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                         0-23717                94-3068423
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



        1751 Pinnacle Drive
     North Tower, 12th Floor
          McLean, VA 22102                                22102
(Address of principal executive offices)                (Zip Code)



                                 (703) 918-4500
              (Registrant's telephone number, including area code)

Item 5.           Other Events

         On July 14, 1999, Golden Telecom, Inc. ("Golden Telecom"), a wholly owned subsidiary of Global TeleSystems Group, Inc. (the "Company"), filed a registration statement with the Securities and Exchange Commission to sell shares of its common stock in an initial public offering. Prior to the consummation of the offering, the Company will contribute to Golden Telecom the interests the Company owns in businesses that the Company operates in Russia and other countries of the CIS.

         The shares of common stock sold in the offering will be offered and sold by Golden Telecom. Although the number of shares to be sold in the offering has not yet been determined, the Company expects that it will own the majority of the outstanding shares of common stock in Golden Telecom upon the consummation of the offering.

         On June 16, 1999, the Company's stockholders approved an increase in the Company's authorized common stock from 135 million to 270 million shares.

         In June 1999, the Company's Board of Directors approved a two-for-one split of its common stock. The stock split was effected by the distribution of a stock dividend on July 21, 1999 to holders of the Company's common stock at the lose of business on July 1, 1999.

         The following Selected Financial Data and Selected Quarterly Financial Data tables are being presented to reflect the effect of the two-for-one split of the Company's common stock and are also being presented to update our Item
6. "Selected Financial Data" and Item 8. "Financial Statements and Supplementary Data" disclosures within our previously filed Form 10-K for the year ended December 31, 1998.

Selected Financial Data:

                                                                    YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                                  1998          1997           1996          1995           1994
                                             -----------------------------------------------------------------------
                                                              (In thousands, except per share data
STATEMENT OF OPERATIONS DATA:
Revenues, Net                                    372,392       121,461        62,497        30,458          8,348
Gross margin                                     134,286        24,352        17,902         6,415            256
Operating loss                                  (145,045)     (105,968)      (65,579)      (52,316)       (18,472)
Other income (expense)                           (94,178)      (29,985)       (9,293)       10,683            521
Loss before extraordinary  loss                 (243,052)     (134,761)      (76,205)      (44,196)       (17,951)
Extraordinary loss                               (12,704)         --            --            --             --
Net loss                                        (255,756)     (134,761)      (76,205)      (44,196)       (17,951)
   Loss per share before extraordinary loss        (1.70)        (1.37)        (1.01)        (0.74)         (0.41)
                                                                                                               (1)
Extraordinary loss per share(1)                    (0.09)         --            --            --             --
Net loss per share(1)                              (1.79)        (1.37)        (1.01)        (0.74)         (0.41)
OTHER DATA:
EBITDA(2)                                        (66,222)      (87,436)      (55,866)      (46,442)       (16,733)
Net cash used in operating activities           (120,852)      (52,268)      (42,763)       (5,637)       (18,506)
Net cash used in investing activities           (455,916)     (117,646)      (86,421)      (80,984)       (22,783)
Net cash provided by financing activities      1,032,377       468,339       178,998        74,890         67,338
BALANCE SHEET DATA (AT END OF PERIOD):
Cash and cash equivalents                        998,510       358,384        67,927        17,767         29,917
Property and equipment, net                      643,044       259,971        46,992        34,982         12,153
Total assets                                   2,614,602       876,647       275,058       136,093         68,640
Total debt                                     1,792,314       645,710        89,349        39,379          8,694
Shareholder's equity                             349,903        77,649       128,267        63,869         54,825

----------


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Selected Quarterly Financial Data:


                                              FIRST       SECOND        THIRD       FOURTH       TOTAL
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)     QUARTER      QUARTER      QUARTER      QUARTER       YEAR
                                            ---------    ---------    ---------    ---------    ---------
1999
  Revenues                                  $ 170,881
  Gross Margin                                 68,342
  Net loss                                   (162,208)
                                            =========
  Net loss per share (1)                        (1.00)
                                            =========


1998
  Revenues                                  $  46,248    $  65,964    $ 118,335    $ 141,845    $ 372,392
  Gross Margin                                 13,069       20,938       45,387       54,892      134,287
  Net loss before extraordinary item          (37,114)     (47,967)     (63,696)     (94,275)    (243,052)
  Extraordinary item                          (12,704)        --           --           --        (12,704)
                                            ---------    ---------    ---------    ---------    ---------
  Net loss                                    (49,818)     (47,967)     (63,696)     (94,275)    (255,756)
                                            =========    =========    =========    =========    =========
  Net loss per share before extraordinary
   item(1)                                      (0.30)       (0.34)       (0.42)       (0.61)       (1.70)
   Extraordinary loss per share(1)              (0.10)        --           --           --          (0.09)
                                            ---------    ---------    ---------    ---------    ---------
  Net loss per share(1)                         (0.41)       (0.34)       (0.42)       (0.61)       (1.79)(a)
                                            =========    =========    =========    =========    =========


1997
  Revenues                                  $  22,479    $  26,326    $  34,780    $  37,884    $ 121,468
  Gross Margin                                  5,894        6,478        3,258        8,723       24,352
  Net loss                                    (20,825)     (25,413)     (52,439)     (36,131)    (134,809)
  Net loss per share(1)                         (0.22)       (0.25)       (0.51)       (0.34)       (1.37)(a)


(a) The sum of earnings per share for the four quarters will not equal earnings per share for the total year due to changes in the average number of common shares outstanding.

         (1) Effective July 21, 1999 the Company had a two for one stock split. The historical per share information contained herein has been restated to reflect this split.

         (2) EBITDA is earnings (loss) from operations before foreign currency gains (losses), interest, taxes, depreciation and amortization. In computing EBITDA, we have not included our share of the foreign currency gains (losses), interest, taxes and depreciation and amortization that we have recognized from our respective equity method investees, for the periods presents, that is included within our equity in losses of ventures line item in our consolidated statements of operations. EBITDA is a measure of a company's performance commonly used in the telecommunications industry, but should not be construed as an alternative to net income (loss) determined in accordance with generally accepted accounting principles, ("GAAP"), as an indicator of operating performance or as an alternative to ash from operating activities determined in accordance with GAAP as a measure of liquidity.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Global TeleSystems Group, Inc.
                                                (Registrant)



Date:  July 23, 1999                            /s/ Alan Krenek
                                                Vice President -
                                                Corporate Accounting